UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                                          July 31, 2001

LASER Mortgage Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13563 (Commission File Number)	22-3535916 (IRS Employer ID Number)

c/o Mariner Mortgage Management, Inc. 780 Third Avenue, 16th Floor, New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's Telephone Number, including area code:	212-758-6200

Item 5.           Other Events.

          On August 16, 2001, the Registrant announced that on July 31, 2001 the Company changed its state of incorporation from Maryland to Delaware. The reincorporation was accomplished by merging LASER Mortgage Management, Inc., a Maryland corporation (“LASER Maryland”), with and into its wholly owned Delaware subsidiary. On August 3, 2001, the surviving Delaware entity filed a certificate of dissolution with the Secretary of State of the State of Delaware, and upon such filing, the Company is deemed to be dissolved under Delaware law, except as may be required to wind up its business and affairs. The Company has commenced liquidating its remaining assets, while satisfying or making reasonable provision for its remaining obligations.

          The complete text of the Registrant’s press release dated August 16, 2001 is set forth as Exhibit 99.1

Item 7. (a) (b) (c)	Financial Statements, Pro Forma Financial Information and Exhibits. Financial Statements None. Pro Forma Financial Statements None. Exhibits 99.1 Press Release, dated August 16, 2001

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASER MORTGAGE MANGEMENT, INC. By: /s/ William J. Michaelcheck Name: William J. Michaelcheck Title: President

Dated: August 16, 2001

EXHIBIT INDEX

Exhibit 99.1	Description Press Release, dated August 16, 2001